EXHIBIT 10.7

                            as of September 29, 2005

BXG Receivables Note Trust 2001-A
c/o Wilmington Trust Company
Rodney Square North
1100 N. Market Street
Wilmington, DE  19890

            Re:   Asset Backed Notes, Series 2001-A

Ladies and Gentlemen:

            Reference is made to (i) that certain Amended and Restated Note Purchase Agreement (the "Note Purchase Agreement"), dated as of April 17, 2002, by and among BXG Receivables Note Trust 2001-A, as Issuer (the "Issuer"), Bluegreen Receivables Finance Corporation V, as Depositor (the "Depositor"), Bluegreen Corporation, as Seller and Servicer ("Bluegreen"), the Purchasers party thereto and the undersigned Resort Finance LLC (as successor to ING
Capital LLC), as Agent ("RFL"), relating to your Asset Backed Notes, Series 2001-A, (ii) that certain Amended and Restated Indenture (the "Indenture"), dated as of April 17, 2002, by and among the Issuer and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association), as Indenture Trustee (the "Indenture Trustee"), and (iii) that certain extension letter, dated as of September 30, 2004 (the "September Extension Letter"), by and among RFL, the Issuer, Bluegreen and the Depositor. Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Note Purchase Agreement, the Indenture or the Amended and Restated Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of April 17, 2002, by and among the Depositor, the Issuer, Bluegreen, Concord Servicing Corporation, as Backup Servicer and the Indenture Trustee, as applicable.

            1.  You are  hereby  notified  that,  notwithstanding  the  terms of
Section 2.2(d) of the Note Purchase Agreement and the September Extension Letter, each Purchaser has agreed and by execution hereof, confirms such agreement, to extend the Commitment Expiration Date from September 29, 2005 to December 29, 2005.

            2. Other than as specified in the paragraphs above, all other terms of the Note Purchase Agreement, the September Extension Letter and other Transaction Documents shall continue in full force and effect.

            3. This letter agreement shall be governed by the laws of the State of New York.

            Please signify your agreement to and acceptance of the foregoing by executing this letter agreement in the space provided below.

                                         Very truly yours,

                                         RESORT FINANCE LLC,
                                         as Agent and Purchaser

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

Agreed to and accepted as of the date first above written:

BXG RECEIVABLES NOTE TRUST 2001-A

By:  Wilmington Trust Company,
     not in its individual capacity, but solely as Owner Trustee


     By:
         -------------------------------
         Name:
         Title:


BLUEGREEN CORPORATION, as Seller and Servicer


By:
      -------------------------------
      Name:
      Title:

BLUEGREEN RECEIVABLES FINANCE CORPORATION V, as Depositor


By:
      -------------------------------
      Name:
      Title:

cc:   U.S. Bank Trust National Association


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